UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:
September 2, 2009
(Date of earliest event reported)
THOMAS & BETTS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Tennessee
(State or Other Jurisdiction of Incorporation)

1- 4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)
8155 T&B Boulevard
Memphis, Tennessee 38125
(Address of Principal Executive Offices)(Zip Code)
(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) —Material amendment to a compensatory contract
     On June 8, 2009, Thomas & Betts Corporation (the “Company”) publicly announced that Kenneth W. Fluke planned to retire from the position of Chief Financial Officer effective October 1, 2009 and that the Company and Mr. Fluke had entered into a Retirement and Consulting Agreement (the “Agreement”). On September 2, 2009, the Company and Mr. Fluke amended the Agreement to extend the term of the consulting period to May 31, 2010. All other terms of the Agreement, including monthly compensation, will remain the same.
     A copy of the First Amendment to Retirement and Consulting Agreement is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits
10.1	First Amendment to Retirement and Consulting Agreement between Thomas & Betts Corporation and Kenneth W. Fluke executed September 2, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation (Registrant)
By:	/s/ W. David Smith, Jr.
W. David Smith, Jr.
Assistant General Counsel and Assistant Secretary

Date: September 2, 2009

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Retirement and Consulting Agreement between Thomas & Betts Corporation and Kenneth W. Fluke executed September 2, 2009.